                                                                    Exhibit 10.3
                             CONSIGNMENT AGREEMENT

                                 BY AND BETWEEN

                           JET AVIATION TRADING, INC.

                                 ("CONSIGNEE")

                                      AND

                           JET AVIONICS SYSTEMS, INC.

                                   ("OWNER")

                                     INDEX

PREAMBLE
ARTICLE 1                                        DEFINITIONS
ARTICLE 2                                        SUBJECT MATTER
ARTICLE 3                                        TERM OF AGREEMENT
ARTICLE 4                                        DELIVERY
ARTICLE 5                                        ACCEPTANCE AND STORAGE
ARTICLE 6                                        TITLE AND RISK
ARTICLE 7                                        INSURANCE/INDEMNIFICATION
ARTICLE 8                                        SELLING PRICE
ARTICLE 9                                        CONDITIONS OF SALE
                                                 -Standard Conditions of Sale
                                                 -CONSIGNEE to Comply with Laws
ARTICLE 10                                       REMUNERATION
ARTICLE 11                                       PARTS IMPROVED OPTION
ARTICLE 12                                       TAXES
ARTICLE 13                                       WARRANTY OF TITLE
ARTICLE 14                                       MATERIAL CERTIFICATION
ARTICLE 15                                       OWNER'S RIGHT OF ACCESS
ARTICLE 16                                       TERMINATION FOR
                                                 INSOLVENCY
ARTICLE 17                                       INCOMPLETE SALES AT
                                                 TERMINATION
ARTICLE 18                                       REGISTRATION OF OWNER'S
                                                 INTEREST
ARTICLE 19                                       FORCE MAJEURE
ARTICLE 20                                       CONFIDENTIALITY
ARTICLE 21                                       APPLICABLE LAW
ARTICLE 22                                       BROKERS AND FINDERS
ARTICLE 23                                       ASSIGNMENT
ARTICLE 24                                       NOTICES
ARTICLE 25                                       ALTERATIONS
ARTICLE 26                                       EXHIBITS
ARTICLE 27                                       SEVERABILITY
ARTICLE 28                                       HEADINGS
ARTICLE 29                                       NON-EXCLUSIVITY
ARTICLE 30                                       COUNTERPARTS
EXHIBIT A                                        INVENTORY

                             CONSIGNMENT AGREEMENT

         THIS AGREEMENT is made this 1st day of October, 1996, and effective as of October 3, 1996, between JET AVIATION TRADING, INC., having its principal place of business at 1170 N.W. 163rd Drive, Miami, FL 33169, (hereinafter referred to as the "CONSIGNEE") and JET AVIONICS SYSTEMS, INC., having its principal place of business at 1170 N.W. 163rd Drive, Miami, FL 33169 (hereinafter referred to as the "OWNER").

                                    PREAMBLE

         WHEREAS:

         (a) The OWNER owns various spare commercial aircraft parts (hereinafter the "Inventory") which it desires to sell; and,

         (b) The CONSIGNEE is in the business of selling spare commercial aircraft parts and aircraft engine parts; and,

         (c) The OWNER is desirous of appointing the CONSIGNEE as the exclusive consignee of the Inventory for the purpose of the repair and sale thereof; and,

         (d) The CONSIGNEE has represented to the OWNER that it has the staff, facilities and financial security to carry out its proposed obligations as set out below.

         NOW, THEREFORE, in consideration of the premises and material covenants herein contained, the parties hereto agree as follows:

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

                            ARTICLE 1 - DEFINITIONS

(a) AGREEMENT - shall mean this Agreement and any exhibits and/or amendments attached hereto.

(b) CURRENT LIST PRICE - shall mean the manufacturers current list price as published from time to time by the manufacturer of the Inventory.

(c) INVENTORY - shall mean the spare commercial aircraft parts consigned to CONSIGNEE for sales as listed in attached Exhibit "A" as amended from time to time.

                           ARTICLE 2 - SUBJECT MATTER

         OWNER may, at its sole discretion from time to time, upon prior written notice, deliver to CONSIGNEE Inventory being the property of OWNER on consignment for sale by CONSIGNEE. Each item of Inventory delivered to CONSIGNEE hereunder shall be added to Exhibit "A" attached hereto, and such Exhibit "A" shall automatically be amended to constitute the Inventory for the purposes of this Agreement. The failure of the parties, as a result of mistake, neglect or inadvertence, to amend Exhibit "A" hereto shall not affect the validity of this Agreement which shall cover all Inventory delivered by OWNER to CONSIGNEE during the term of this Agreement even absent an appropriate amendment to Exhibit "A" to reflect such delivery.

                         ARTICLE 3 - TERM OF AGREEMENT

         This Agreement shall remain in force for a period of one (1) year, commencing upon the execution of this Agreement, unless terminated prior to the expiration date of the Agreement by either party giving a minimum of thirty
(30) days prior written notice to the other or by termination due to the breach of any of the terms and conditions of this Agreement by either party hereto

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

(hereinafter referred to as the "Term"). This Agreement may be extended for an additional year by CONSIGNEE if it is not then in default hereunder.

         Upon termination, the Inventory held by the CONSIGNEE shall be returned to OWNER or to a facility at OWNER's direction. The expenses of such return, shall be borne by, (a) the party providing the notice of termination, unless the termination results from breach of this Agreement by the other party (in which case, all return expenses shall be borne by the party in breach of this Agreement); or, (b) the party in breach of this Agreement; or, (c)the CONSIGNEE upon the expiration of this Agreement.

                              ARTICLE 4 - DELIVERY

         OWNER shall deliver to CONSIGNEE at CONSIGNEE's facility at a mutually agreed upon schedule, the Inventory specified in Article 2 hereof and shall be responsible for payment of all costs incurred incident to such delivery.

                       ARTICLE 5 - ACCEPTANCE AND STORAGE

         CONSIGNEE shall accept the Inventory and shall provide free of charge to OWNER secure and proper storage at CONSIGNEE's warehouse in Miami or at such other place as may be mutually agreed in writing between OWNER and CONSIGNEE. CONSIGNEE will segregate the Inventory from all other goods held in the custody of CONSIGNEE, and shall maintain a correct and up-to-date listing thereof.

         CONSIGNEE shall maintain a suitably clean and neat place of business for the storage and sale of the Inventory.

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

                           ARTICLE 6 - TITLE AND RISK

         (a) Title to any item of Inventory shall pass from OWNER to CONSIGNEE immediately upon the delivery of any such item of Inventory by CONSIGNEE to CONSIGNEE's customer, F.O.B. CONSIGNEE's premises, after an offer by such customer to purchase any such item of Inventory, has been accepted by CONSIGNEE.

         (b) Risk of loss or damage to any item of Inventory shall pass from OWNER to CONSIGNEE immediately upon delivery of such item to CONSIGNEE's facility.

                     ARTICLE 7 - INSURANCE/INDEMNIFICATION

         CONSIGNEE shall be required to insure OWNER's interest in any Inventory held by CONSIGNEE and OWNER shall not be required to reimburse CONSIGNEE for the amount of any premium paid in respect of any insurance effected by CONSIGNEE.

                           ARTICLE 8 - SELLING PRICE

         The prices at which the respective items of Inventory may be offered by CONSIGNEE for sale shall be their fair market value as determined by CONSIGNEE in good faith by comparison to Current List Price and according to prevailing market conditions at the time of sale(s).

                         ARTICLE 9 - CONDITIONS OF SALE

         STANDARD CONDITIONS OF SALE

         Any loss sustained or any expenditure incurred by CONSIGNEE arising out of the operation or enforcement of the sale of an item or items of Inventory shall be for CONSIGNEE's account and shall not be recoverable from OWNER nor made deductible from any money payable to OWNER under the terms and conditions of this Agreement.

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

         Notwithstanding the above, in the event that an item of Inventory sold by CONSIGNEE is rejected by CONSIGNEE's customer within a reasonable period of time, CONSIGNEE may, at its option, accept return of such item for customer credit. The returned item of Inventory shall be returned to stock and any remuneration previously paid to OWNER in accordance with Article 10 hereof shall be debited from OWNER's proceeds at the next reporting period following such return.

         CONSIGNEE TO COMPLY WITH LAWS

         In relation to each sale of an item of Inventory, CONSIGNEE's customer shall be responsible for obtaining any required authorization such as an Export License, Import License, or any other required Government authorization, including without limitation of the foregoing, any present or future rules, regulations, provisions or requirements of the United States Government, or any other government instrumentality or authority which prohibits or restricts the sale or export of goods, services, data or know-how to certain countries.

         CONSIGNEE's customer shall issue or make application for (as the case may be) any requisite license, authority or permit in its own name and shall not directly, or by implication, use the name of OWNER in any such issue or application, except as where required by law, without OWNER's prior written consent.

                           ARTICLE 10 - REMUNERATION

         CONSIGNEE shall be entitled to retain by way of remuneration for the services rendered by it to OWNER, an amount equivalent to a percentage of the Net Sales Price of each item of Inventory sold by the CONSIGNEE pursuant to this Agreement as follows:

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

         (a) Seventy-Five (75%) percent of the Net Sales Price to OWNER and Twenty-Five (25%) percent of the Net Sales Price to CONSIGNEE. The Net Sales Price is the Gross Sales Price less any costs involved if any item of Inventory is required to be overhauled, certified or modified in order to be sold, as outlined in Article 11 herein. All payments to OWNER by CONSIGNEE will be made as set forth in subparagraph 10(d) hereof via company check in good bank funds to the following:


                       ---------------------------------------

                       ---------------------------------------

                       ---------------------------------------

                       ---------------------------------------

         (b) CONSIGNEE shall be responsible for any bad debts, (except where OWNER has given prior written approval to terms of sale for promotional purposes) and all administration and selling expenses incurred by CONSIGNEE including, but not being limited to, warehousing, advertising, sales promotion, inspection, preparation for shipment, sales analysis, performance reports and accountancy.

         (c) "Gross Sales Price" shall mean the actual sales price less any rebates, discounts or allowances, including the cost of freight out, charged to the customer of CONSIGNEE.

         (d) CONSIGNEE shall prepare, at its cost and provide to OWNER a monthly report which shall be delivered to OWNER no later than the tenth day of the next succeeding month and which shall reflect each sale of the OWNER'S Inventory held

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------
                  by CONSIGNEE, the gross amount of the sale, and the name of the purchaser which may be identified with a vendor number for the convenience of the parties. Payment for such sales shall be due five days after submittal of the report but, in any event, no later than the fifteenth (15th) day of the month next succeeding the month which the report covers.

         (e) No later than the first anniversary of the execution date hereof, CONSIGNEE shall pay to OWNER the amount of $225,000 less the amount of payments previously made to OWNER hereunder for sales of Inventory under this Article.

         (f) Upon the execution hereof, the CONSIGNEE shall honor OWNER's subscription for 600,000 shares of the CONSIGNEE's Common Stock. Such shares will be issued upon delivery of OWNER'S promissory note in the principal amount of $175,000 payable together with accrued interest at the Applicable Federal Rate for demand obligation in effect at the date this Consignment Agreement is executed, as determined by the Internal Revenue Service, per annum, upon demand. After the OWNER has received $500,000 in payments from CONSIGNEE hereunder, CONSIGNEE may apply the next monies due OWNER hereunder to the unpaid principal and interest due on said promissory note. (g) If CONSIGNEE shall have made an initial public offering of equity securities during the term hereof and shall have raised at such offering net proceeds to CONSIGNEE of $5,000,000 or more, then CONSIGNEE shall pay to OWNER in exchange for all

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------
                  remaining Inventory the sum of $675,000 less all payments previously made to OWNER hereunder.

                       ARTICLE 11 - PARTS IMPROVED OPTION

         CONSIGNEE agrees to repair and/or overhaul the Inventory as may be required in its opinion to put the Inventory in such a condition as to render it saleable. Costs incurred in repairing and/or overhauling the Inventory shall be deducted by CONSIGNEE in accordance with Article 10 hereof.

                               ARTICLE 12 - TAXES

         Taxes imposed by any Federal, State or Local taxing authority within the United States and payable as a result of any sale, use, delivery, storage, or transfer of goods shall be borne by CONSIGNEE. All taxes imposed upon or measured by the net income or gross revenues of OWNER shall be the responsibility of OWNER.

                         ARTICLE 13 - WARRANTY OF TITLE

         OWNER warrants that all Inventory consigned to CONSIGNEE under this Agreement shall have marketable title, free and clear of all liens, claims and encumbrances whatsoever. Further, OWNER warrants that it shall defend such title forever to CONSIGNEE and CONSIGNEE's third party customer(s).

                      ARTICLE 14 - MATERIAL CERTIFICATION

         OWNER certifies the following to CONSIGNEE:

         (a) Each item of Inventory covered by this Agreement was produced by a manufacturer holding an FAA Approved Production Inspection System issued under FAR 21, Sub

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

                  Part F, or by a manufacturer holding an FAA Production Certificate issued under FAR 21, Sub. Part G. Each item of Inventory was manufactured by the prime manufacturer or its approved manufacturing/supplier source holding one of the following agreements/approvals; (i) a Fixed Quantity Licensee/Consignment Agreement, or; (ii) an FAA/PMA Licensee Agreement, or; (iii) written approval for Direct Ship Authority from the prime manufacturer. None of the items of Inventory have been subjected to severe stress or heat (as in major aircraft, engine failure, accident or fire); and,

         (b) The Inventory shall be sold by CONSIGNEE in an "as is" condition and OWNER makes no warranties, guarantees or representations of any kind, either express or implied, statutory or otherwise, except as set forth herein, with respect to the Inventory or any other equipment or parts delivered by OWNER to CONSIGNEE hereunder including any items of Inventory overhauled/repaired or recertified in accordance with Article 11 hereof; and

         (c) OWNER shall certify and supply all applicable records, data and certification identifying back-to-birth records for life limited and/or time controlled items of Inventory, where applicable; and,

         (d) All serialized and non-serialized items of Inventory (rotable, repairable and.or engine) will be accompanied with traceability to a commercial aviation regulated source,


OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

         (e) In accordance with ATA Specification 106 and Federal Aviation Regulation ss.21.321 Sub. Part L, all Airworthy items of Inventory which are Class II products will be accompanied by FAA or airworthiness releases.

         (f) Each rotable, repairable and/or engine items of Inventory that is certified airworthy will be accompanied by its teardown/work report; and,

         (g) Airworthiness release certificates, where applicable, will identify the FAA repair station number and the signature of the approving inspector, as well as all other pertinent information.

                     ARTICLE 15 - OWNER'S RIGHTS OF ACCESS

         CONSIGNEE shall allow any duly authorized representative of OWNER the right of free and unrestricted access during normal business hours to all Inventory held by CONSIGNEE and shall provide all reasonable facilities for inspection and audit of the said Inventory and of CONSIGNEE's records relative to the receipt, storage and sale thereof. In the event that such audit discloses a deficiency in the quantity of the Inventory, then CONSIGNEE shall have the right of substitution of a part that is of equal or greater value or shall be liable to pay compensation to OWNER at the minimal sales price for such item(s) as previously agreed upon between the parties and in accordance with Article 8 herein.

                    ARTICLE 16 - TERMINATION FOR INSOLVENCY

         CONSIGNEE hereby waives its right to assume or reject this Agreement in the event that it is adjudicated a bankrupt unless it assumes this Agreement within thirty (30) days of such adjudication which shall be determined by the entry of an order for relief in any bankruptcy, whether

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------
voluntary or involuntary. CONSIGNEE further expressly consents to OWNER being granted relief from the automatic stay provision under the Bankruptcy Code, 11 U.S.C. ss.362, thirty (30) days after the aforesaid entry of an order for relief, unless within such time an order has been entered by the bankruptcy court permitting CONSIGNEE to assume this Agreement and, in connection with such assumption, curing any defaults of CONSIGNEE pursuant to the terms of this Agreement.

                  ARTICLE 17 - INCOMPLETE SALES AT TERMINATION

         OWNER will allow CONSIGNEE ninety (90) days from the date of receipt of notice of termination to complete the deliveries of items(s) which were sold prior to the receipt of notice of termination pursuant to Article 16 hereof.

                 ARTICLE 18 - REGISTRATION OF OWNER'S INTEREST

         CONSIGNEE shall do all acts and things necessary, give all consents and sign all documents required to be given or signed at OWNER's reasonable request so as to ensure that OWNER's right to and interest in the Inventory is protected as against the present or potential claims of any third party, including but not limited to those of CONSIGNEE's creditors, mortgagees, financiers, security holders and CONSIGNEE's related/associated companies, businesses or individuals, AND FURTHER the said acts and things shall include, but not be limited to any consents, statements or duly completed documents or forms required to register OWNER's interest in the Inventory in any State or Federal registry of interest in corporate, business or individual property, assets, stock in trade, shares or any other interest in property of any kind howsoever held. This obligation shall continue throughout the Term hereof and any holding over.

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

                           ARTICLE 19 - FORCE MAIEURE

         Neither OWNER nor CONSIGNEE shall be liable for damages for any delay or failure to perform their respective obligations under this Agreement which are due to causes beyond their control, including but not restricted to, acts of God, acts of public enemies, acts of the Government, whether legal or illegal, fires, floods, epidemics, quarantine restrictions, industrial disputes, lockouts, strikes, work slow-downs, freight embargoes, or unusually severe weather, provided however, that the party seeking to rely on such causes shall, within seven (7) days, notify the other party in writing of the cause of any such delay and such party shall make all reasonable efforts to reduce the effect of such delay on the operation of this Agreement.

                          ARTICLE 20 - CONFIDENTIALITY

         Each party agrees (except with the prior written consent of the other party):

         (a) not to disclose details of this Agreement to any third parties other than its financial and legal advisers; and,

         (b) to maintain confidentiality of all information exchanged between the parties, including pricing information and other proprietary knowledge, held as confidential between OWNER and OWNER's suppliers and CONSIGNEE and CONSIGNEE's customers, and not to use such for the benefit of any third party.

         Such confidentiality shall survive the Term of this Agreement.

                          ARTICLE 21 - APPLICABLE LAW

         The provisions of this Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Florida.

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

         Both parties hereby agree that this Agreement shall be deemed to have been made in the County of Dade, Florida, and that any suit, action or proceeding arising out of or relating to this Agreement may be instituted in any State or Federal court having its situs within the County of Dade, Florida and each party hereby waives the personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to the address set forth herein for each party. Any such notice shall be effective and shall be deemed to have been given when received at, or after refusal to receive, at the addresses set forth herein or at such other substitute addresses provided in accordance with this Article.

                        ARTICLE 22 - BROKERS AND FINDERS

         CONSIGNEE and OWNER each agree that there are no third parties involved as brokers and finders in this transaction. OWNER indemnifies CONSIGNEE from liability for any fees, commissions or other claims made, including all legal costs, due to such claims caused by the indemnifying party.

                            ARTICLE 23 - ASSIGNMENT

         This Agreement shall not be assigned in whole or in part by either party hereto without the prior written consent of the other party.

                              ARTICLE 24 - NOTICES

         All notices or requests under this Agreement shall be in writing and shall be deemed to have been adequately given when received by the party to whom such notice or request is given. Notices may be delivered personally, by first class mail, postage prepaid, by reputable courier or by facsimile transmission and shall be addressed as follows:

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

                           If to CONSIGNEE: Jet Aviation Trading, Inc.
                           1170 N.W. 163rd Drive
                           Miami, FL 33169

                           If to OWNER: Jet Avionics Systems, Inc.
                           1170 N.W. 163rd Drive
                           Miami, FL 33169

or to such other address as either party may designate, from time to time, by written notice to the other party.

                            ARTICLE 25 - ALTERATIONS

         This Agreement shall be effective only when duly signed by both parties hereto. It contains the entire understanding between the parties and may not be changed, modified or altered, nor any of its provisions waived, except by an agreement in writing signed by the parties hereto. All prior agreements or understandings between the parties in connection with the subject matter of this Agreement are superseded hereby and the waiver of any term of condition herein by either party shall not be deemed a waiver of any subsequent term or condition hereof.

                             ARTICLE 26 - EXHIBITS

         Any Exhibits to this Agreement or side letters or referring to this Agreement and duly agreed to by both parties in writing shall automatically become a part of this Agreement and unless specifically stated otherwise, the provisions of this Agreement shall prevail in the event of any inconsistency.

                           ARTICLE 27 - SEVERABILITY

         In the event that any provision of this Agreement is rendered void, invalid, or unenforceable in a certain jurisdiction, then such provision (or part thereof) may be severed from this Agreement

OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------
without affecting the remaining provisions hereof, as long as such severance does not have a material adverse affect on the performance of this Agreement.

                             ARTICLE 28 - HEADINGS

         The headings to the clauses of this Agreement are for the purpose of reference only and in no way define, limit or describe the scope of intent of this Agreement.

                          ARTICLE 29 - NON-EXCLUSIVITY

         The relationship of OWNER and CONSIGNEE under this Agreement is non-exclusive. Both parties reserve the right to enter into agreements with other parties for the provision of similar or identical services at any time during the Term of this Agreement. Further, nothing herein shall authorize either party to hold itself out as acting for or on behalf of the other party.

                           ARTICLE 30 - COUNTERPARTS

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto shall be deemed an original for all purposes.

         IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have executed this Agreement as of the day and year first above written.

FOR:              JET AVIATION TRADING, INC.

BY:/s/ Joseph J. Nelson
   ------------------------------------------
NAME:  Joseph J. Nelson
     ----------------------------------------
TITLE: President & C.E.O.
      ---------------------------------------
DATE:  October 1, 1996
     ----------------------------------------


OWNER: S.T.
      ------------------------

CONSIGNEE:/s/
          --------------------

FOR:              JET AVIONICS SYSTEMS, INC.

BY:/s/ Sharon Taoz
   ------------------------------------------
NAME:  Sharon Taoz
     ----------------------------------------
TITLE: President
      ---------------------------------------
DATE:  October 1, 1996
     ----------------------------------------



OWNER: S.T.
      ------------------------

CONSIGNEE:/s/ ST
          --------------------

                                  EXHIBIT "A"

                                   INVENTORY

              SEE DOCUMENTS ATTACHED HERETO AND MADE A PART HEREOF